Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen California Investment Quality Municipal Fund, Inc.
33-37080
811-06177


The annual meeting of shareholders was held in the
offices of Nuveen Investments on November 15, 2011;
at this meeting the shareholders were asked to vote on
the election of Board Members, the elimination of
Fundamental Investment Policies and the approval of
new Fundamental Investment Policies.   The meeting
was subsequently adjourned to December 16, 2011.

Voting results for December 16, 2011 are as follows:
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
To approve the elimination of the
 fundamental policies relating to
 investments in municipal
securities and below investment
grade securities.
 Common and MuniPreferred shares voting
together as a class
  MuniPreferred shares voting together as a
class
   For
            5,640,616
                      706
   Against
               407,802
                         -
   Abstain
               242,329
                         -
   Broker Non-Votes
            1,307,351
                         -
      Total
            7,598,098
                      706



To approve the new fundamental
policy relating to investments in
municipal securities.


   For
            5,701,520
                      706
   Against
               304,404
                         -
   Abstain
               284,824
                         -
   Broker Non-Votes
            1,307,350
                         -
      Total
            7,598,098
                      706



To approve the elimination of the
fundamental policy relating to
commodities.


   For
            5,675,801
                      706
   Against
               384,173
                         -
   Abstain
               230,774
                         -
   Broker Non-Votes
            1,307,350
                         -
      Total
            7,598,098
                      706



To approve the new fundamental
policy relating to commodities.


   For
            5,672,079
                      706
   Against
               387,423
                         -
   Abstain
               231,247
                         -
   Broker Non-Votes
            1,307,349
                         -
      Total
            7,598,098
                      706



To approve the elimination of the
fundamental policies relating to
derivatives and short sales.


   For
            5,683,605
                      706
   Against
               380,249
                         -
   Abstain
               226,895
                         -
   Broker Non-Votes
            1,307,349
                         -
      Total
            7,598,098
                      706



To approve the elimination of the
fundamental policies prohibiting
 investment in other investment
companies.


   For
            5,659,143
                      706
   Against
               391,699
                         -
   Abstain
               239,907
                         -
   Broker Non-Votes
            1,307,349
                         -
      Total
            7,598,098
                      706
To approve the elimination of the
fundamental policies relating to
the Funds ability to make loans.


   For
            5,714,912
                      706
   Against
               349,924
                         -
   Abstain
               225,911
                         -
   Broker Non-Votes
            1,307,351
                         -
      Total
            7,598,098
                      706



To approve the new fundamental
policy relating to the Funds
ability to make loans.


   For
            5,691,016
                      706
   Against
               371,016
                         -
   Abstain
               228,715
                         -
   Broker Non-Votes
            1,307,351
                         -
      Total
            7,598,098
                      706




Proxy materials are herein
incorporated by reference
to the SEC filing on October 14,
2011, under
Conformed Submission Type
DEF 14A, accession
number 0000950123-11-090013